SEITEL, INC.
                             2000 STOCK OPTION PLAN
                              Adopted July 26, 2000


         1. Purpose. The Plan is established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of the Company.

         2. Definitions. As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

         (a) "Affiliate", means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) any other entity that is consolidated in the Company's financial statements.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         (d) "Common Stock" means the Common Stock, $.01 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

         (e)  "Company" means Seitel, Inc., a Delaware corporation.

         (f) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate.

         (g) "Continuous Service" means that the provision of services to the Company or an Affiliate in the capacity of Employee, Director or Consultant is not interrupted or terminated. Except as otherwise provided in the Option Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in the capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. Solely for purposes of determining the exercise period during which an Optionee may exercise an option following termination of the Optionee's Continuous Service, service shall not be considered interrupted or terminated during the period that the Optionee continues as a Director immediately following his termination as an Employee, or during the period that the Optionee continues as an Employee immediately following his termination as a Director.

         (h) "Director" means a member of the Board or the board of directors of an Affiliate.

         (i) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

         (j) "Employee" means any person, including an Officer or Director, who is an employee, whether full-time or part-time, of the Company or an Affiliate. The Company's or an Affiliate's providing compensation to a Director solely with respect to rendering services in the capacity of a Director, however, shall not be sufficient to constitute "employment" by the Company.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

         (l) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

         (ii) In the absence of any such established markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         (m) "Non-Qualified Stock Option" means an Option not intended to meet the requirements of Section 422 of theCode.

         (n) "Officer" means a person who is an "officer" of the Company within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

         (o) "Option" means a Non-Qualified Stock Option granted pursuant to the Plan to purchase a specified number of shares of Common Stock.

         (p) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

         (q) "Optionee" means an individual to whom an Option has been granted under the Plan.

         (r) "Plan" means this Seitel, Inc. 2000 Stock Option Plan, as set forth herein and as it may be amended from time to time.

         (s) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

         (t) "Section" means a Section of the Plan unless otherwise stated or the context otherwise requires.

         (u) "Securities Act" means the Securities Act of 1933, as amended. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

         3. Types of Options and Shares. Options granted under this Plan shall be Non-Qualified Stock Options. The shares of stock that may be purchased upon exercise of Options granted under this Plan are shares of Common Stock.

         4. Shares Subject to Plan. The aggregate number of shares that may be issued pursuant to Options granted under this Plan is 750,000 shares and the maximum number of shares of Common Stock that may be granted to any one person under Options granted under this Plan may not exceed 200,000 shares, subject in each case to adjustment as provided in Section 11(a). If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released shares of Common Stock from such Options will be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company will reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Options under this Plan.

         5. Broadly-Based Plan; Eligibility. The Plan will be administered by the Board as a "broadly-based" plan pursuant to the requirements of New York Stock Exchange Rule 312.03. As such, all of the Company's full time employees in the United States, who are "exempt employees," as defined under the Fair Labor Standards Act of 1938, are eligible to receive Options under this Plan, and at least a majority of the shares of Common Stock underlying Options granted under this Plan, during the three year period commencing on the date this Plan is adopted by the Company, shall be awarded to Employees who are not Officers or Directors of the Company. Options may be granted hereunder to Employees, Officers, Directors, and Consultants. Subject to the requirements of the preceding sentences, the Board in its sole discretion will select the recipients of Options. An Optionee may be granted more than one Option under this Plan.

         6. Terms and Conditions of Options. The Board will determine the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, rights of first refusal, forfeiture provisions, methods of payment, and all other terms and conditions of the Option, subject to the following:

         (a) Form of Option Grant. Each Option granted under the Plan will be evidenced by a written Option Agreement in such form (which need not be the same for each Optionee) as the Board from time to time approves.

         (b) Date of Grant. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option unless otherwise specified by the Board. The Option Agreement evidencing the Option will be delivered to the Optionee with a copy of the Plan and other relevant Option documents, within a reasonable time after the date of grant.

         (c) Exercise Price. The exercise price of a Non-Qualified Stock Option will be not less than 100% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option.

         (d) Exercise Period. Options will be exercisable within the time or times or upon the event or events determined by the Board and set forth in the Option Agreement; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date of grant of the Option.

         (e) Transferability of Options. Options granted under the Plan, and any interest therein, will not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Optionee only by the Optionee, or by the Optionee's guardian or legal representative if the Optionee is legally incompetent; provided, that the Optionee may, however, designate persons who or which may exercise the Optionee's Options following the Optionee's death. Notwithstanding the preceding sentence, Options held by an Optionee may be transferred to such family members, family trusts and family partnerships as the Board, in its sole discretion, may approve at the time of the grant of such Option and as provided for in the Optionee's Option Agreement.

         (f) Acquisitions and Other Transactions. The Board may, from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under the Plan in replacement of the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption will be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other company had applied the rules of this Plan to such grant. The Board also may grant Options under the Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of Section 6(c), in the case of an Option issued or assumed pursuant to this
Section 6(g), the exercise price for the Option shall be determined in accordance with the principles of Section 424(a) of the Code.

         7.  Exercise of Options.
             --------------------

         (a) Notice. Options may be exercised only by delivery to the Company of a written exercise agreement approved by the Board (which need not be the same for each Optionee), stating the number of shares of Common Stock being purchased, the restrictions imposed on the shares of Common Stock, if any, and such representations and agreements regarding the Optionee's investment intent and access to information and other matters, if any, as may be required by the Company to comply with applicable securities laws, or as may be deemed appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased.

         (b) Payment. Payment for the shares of Common Stock to be exercised under an Option may be made in cash (by check) or, where approved by the Board in its sole discretion at the time of grant and where permitted by law: (i) if a public market for the Common Stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if a public market for the Common Stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares of Common Stock so purchase to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; or (iii) by any combination of the foregoing.

         (c) Withholding Taxes. Prior to issuance of the shares of Common Stock upon exercise of an Option, the Optionee will pay or make adequate provision acceptable to the Board for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable. Upon exercise of an Option, the Company shall withhold or collect from the Optionee an amount sufficient to satisfy such tax withholding obligations.

         (d)  Exercise of Option Following Termination of Continuous Service.

         (i) An Option may not be exercised after the expiration date of such Option set forth in the Option Agreement and may be exercised following the termination of an Optionee's Continuous Service only to the extent provided in the Option Agreement.

         (ii) Where the Option Agreement permits an Optionee to exercise an Option following the termination of the Optionee's Continuous Service for a specified period, the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

         (iii) The Board will have discretion to determine whether the Continuous Service of an Optionee has terminated and the effective date on which such Continuous Service terminates and whether the Optionee's Continuous Service terminated as a result of the Disability of the Optionee.

         (e) Limitations on Exercise.

         (i) The Board may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided, that such minimum number will not prevent Optionee from exercising the full number of shares of Common Stock as to which the Option is then exercisable.

         (ii) The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Option will be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company will be under no obligation to register any resale of shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system with respect to any such resale of the shares of Common Stock, and the Company will have no liability for any inability or failure to do so.

         8. Modification, Extension And Renewal of Options . The Board will have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of any Optionee, impair any rights under any Option previously granted to such Optionee.

         9. Privileges of Stock Ownership. No Optionee will have any of the rights of a stockholder with respect to any shares of Common Stock subject to an Option until such Option is properly exercised and the shares are issued and delivered to the Optionee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

         10.  Adjustment Upon Changes in Capitalization and Corporate Events.

         (a) Capital Adjustments. The number of shares of Common Stock covered by each outstanding Option granted under the Plan and the Option price may be adjusted to reflect, as deemed appropriate by the Board, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Option, and either any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or the number of shares of Common Stock issuable under the Option will be rounded up to the nearest whole number, as determined by the Board.

         (b) Dissolution or Liquidation. The Board shall notify the Optionee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless provided otherwise in an individual Option Agreement, to the extent that an Option has not been previously exercised, such Option shall terminate immediately prior to consummation of such dissolution or liquidation.

         (c) Merger, Asset Sale and Change in Control. If, during the effectiveness of the Plan (i) the Company consummates a merger, consolidation, share exchange, or reorganization with another corporation or other legal entity and, as a result of such merger, consolidation, share exchange, or reorganization, less than a majority of the combined voting power of the outstanding securities of the surviving entity (whether the Company or another entity) immediately after such transaction is held in the aggregate by the holders of securities of the Company that were entitled to vote generally in the election of directors of the Company (or its successor) ("Voting Stock") immediately before such transaction, or (ii) when pursuant to a tender offer or exchange offer for securities of the Company, or in any other manner, any person or group within the meaning of the Exchange Act, as amended (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any of its affiliates), acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the Voting Stock (the surviving corporation or purchaser described in this Section 10(c), the "Purchaser", and any such event described in this Section 10(c) a "Change in Control"), the Purchaser shall either assume the obligations of the Company under the outstanding Options or convert the outstanding Options into options of at least equal value as to stock of the Purchaser.

         In the event such Purchaser refuses to assume or substitute Options, as provided above, pursuant to a Change in Control event, each Option which is at the time outstanding under the Plan shall, (i) except as provided otherwise in an individual Option Agreement, automatically become fully vested and exercisable immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option, and (ii) notwithstanding any contrary terms in the Option Agreement, expire on a date at least twenty (20) days after the Board gives written notice to Optionees specifying the terms and conditions of such termination.

         11. Administration. This Plan shall be administered by the Board. As such, grants of Options hereunder are intended to qualify for the treatment afforded by Rule 16b-3. The Board shall interpret the Plan and any Options granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Board may rescind and amend its rules and regulations from time to time. The interpretation by the Board of any of the provisions of this Plan or any Option granted under this Plan will be final and binding upon the Company and all persons having an interest in any Option or any shares of Common Stock purchased pursuant to an Option.

         12. Effect of Plan. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any Employee any right to be granted an Option to purchase Common Stock or any other rights except as may be evidenced by the Option Agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Options granted hereunder shall not affect in any way the right of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Option Agreement or in other Option-related documents shall confer upon any Employee, Officer, Director or Consultant any right with respect to such person's Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person's Continuous Service at any time, with or without cause.

         13. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         14. Amendment or Termination of Plan. The Board in its discretion may at any time terminate or amend the Plan in any respect, including amendment of any form of Option Agreement, exercise agreement or instrument to be executed pursuant to the Plan. No Option may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Options previously granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing signed by the Optionee and the Company.

         15. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten
(10) years from its adoption date, unless sooner terminated by action of the Board. Subject to the terms and conditions of this Plan and applicable laws, Options may be granted under the Plan upon its becoming effective.

         16. Severability and Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

         17. Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Delaware.

         18. Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural and visa versa. The term "including" does not denote or imply any limitation. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

                                                           Award Number:
                                                                        --------



                       SEITEL, INC. 2000 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


Optionee:

Address:

Total Shares Subject to Option:

Exercise Price Per Share:

Date of Grant:


Post-Termination Exercise Period:

Expiration Date:


         1. Grant of Option. Seitel, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named above an option (the "Option") to purchase the total number of shares of Common Stock set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), in accordance with this Option Agreement and subject to the terms and conditions of the Seitel, Inc. 2000 Stock Option Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

         2. Vesting; Time of Exercise. Subject to the terms and conditions of the Plan and this Option Agreement, the Option shall vest and become exercisable in the following cumulative installments, as follows:

                  [(a) Up to one-third (1/3) of the Shares shall become exercisable at any time on or after the first anniversary of the date of grant set forth above (the "Date of Grant");

                  (b) Up to an additional one-third (1/3) of the Shares shall become exercisable at any time on or after the second anniversary of the Date of Grant; and

                  (c) The remaining Shares shall become exercisable at any time on or after the third anniversary of the Date of Grant.]

If an installment covers a fractional Share, such installment will be rounded to the next highest Share, except the final installment, which will be for the balance of the total Shares; provided, that the Optionee shall in no event be entitled under the Option to purchase a number of shares of the Common Stock greater than the "Total Shares Subject to Option" indicated above. Notwithstanding anything herein to the contrary, the Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. If the Optionee's Continuous Service is terminated, the Option will be exercisable only to the extent that the Optionee could have exercised it on the date of his or her termination of Continuous Service.
Notwithstanding anything to the contrary herein, the Shares may become exercisable earlier than the time stated above in connection with a Change in Control. In addition, the Optionee may forfeit his or her right to exercise the Option if Optionee's Continuous Service is terminated for Cause (as defined in Section 6 of this Option Agreement).

         3.  Exercise of Option.

         (a) Right to Exercise. The Option shall be exercisable in accordance with the vesting provisions contained in Section 2 of this Option Agreement and with the other applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 10 of the Plan relating to the exercisability or termination of the Option in the event of a Change in Control or in the event of a dissolution or liquidation of the Company.

         (b) Method of Exercise. The Option shall be exercisable only by delivery to the Company of an executed Stock Option Exercise Agreement (the "Exercise Agreement") in the form attached hereto as Exhibit A, or in such other form approved by the Board, which shall state the Optionee's election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Board. The Exercise Agreement shall be signed by the Optionee and shall be delivered to the Company in person or by courier, by certified mail, or by such other method as may be permitted by the Board, accompanied (in any case) by payment of the Exercise Price for each Share covered by the Exercise Agreement, as described in
Section 4 of this Option Agreement. The Option shall be deemed to be exercised upon receipt by the Company of such written Exercise Agreement accompanied by the Exercise Price.

         (c) Issuance of Shares. If the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company and Optionee or any other person permitted to exercise the Option has complied with Section 5 of this Option Agreement, the Company shall issue or cause the issuance of, in the name of the Optionee or Optionee's legal representative, the Shares purchased by such exercise of the Option.

         4. Method of Payment. The Optionee's delivery of the signed Exercise Agreement to exercise the Option (in whole or in part) shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check) or, at the election of the Optionee and where permitted by law: (i) if a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (ii) if a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (iii) by any combination of the foregoing.

         5. Tax Withholding Obligations. No Shares will be delivered to the Optionee or any other person permitted to exercise the Option pursuant to the exercise of the Option until the Optionee or such other person has made arrangements acceptable to the Board for the satisfaction of the minimum prescribed applicable income tax, employment tax, and social security tax withholding obligations, including obligations incident to the receipt of Shares. Upon exercise of the Option, the Company or the Optionee's employer may offset or withhold (from any amount owed by the Company or the Optionee's employer to the Optionee) or collect from the Optionee or obligations such other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

         6.  Termination or Change of Continuous Service.

         (a) Post-Termination Exercise. Subject to the provisions of Sections 7 and 8 of this Option Agreement, if the Optionee's Continuous Service terminates, other than as described in Section 6(b) of this Option Agreement, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Post-Termination Exercise Period. Upon termination of the Optionee's Continuous Service as described in
Section 6(b) of this Option Agreement, the Optionee's right to exercise the Option shall, except as otherwise determined by the Board, terminate concurrently with the termination of the Optionee's Continuous Service. In no event may the Option be exercised later than the Expiration Date set forth in the Exercise Agreement. Except as provided in Sections 7 and 8 of this Option Agreement, to the extent that the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate.

         (b) No Post-Termination Exercise. Unless the Board otherwise determines, if the Optionee's Continuous Service is terminated either (i) by the Company or an Affiliate for Cause, or (ii) by the Optionee without compliance with, or without having any right to do so under, the terms of any then-effective written employment agreement between the Optionee and the Company or such Affiliate, then the Optionee's right to exercise the Option shall immediately terminate. For purposes of this Option Agreement, the term "Cause" for termination by the Company or an Affiliate of the Optionee's Continuous Service shall have the meaning set forth in a then-effective written employment agreement between the Optionee and the Company or such Affiliate or, in the absence of such a definition in a then-effective written employment agreement (in the determination of the Board), shall mean the Optionee's (i) willful and continued failure to substantially perform his or her duties (other than as a result of a total or partial incapacity due to physical or mental illness); (ii) proven dishonesty in the performance of his or her duties; (iii) conviction or a plea of guilty or nolo contendere to a felony or crime of moral turpitude; or
(iv) alcohol or drug abuse. The Board shall have discretion for the purposes of this Option Agreement to determine whether any termination of Continuous Service by the Optionee is in compliance with, or is in accordance with any right to terminate, under the terms of a then-effective written employment agreement.

         7. Disability of Optionee. If the Optionee's Continuous Service terminates as a result of his or her Disability, the Optionee may, but only within twenty-four (24) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on the Termination Date. To the extent that the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified in this Section 7, the Option shall terminate.

         8. Death of Optionee. In the event of the termination of the Optionee's Continuous Service as a result of his or her death, or in the event of the Optionee's death during the Post-Termination Exercise Period or during the twenty-four (24)-month period following the Optionee's termination of Continuous Service as a result of his or her Disability, the Optionee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Optionee could exercise the Option at the date of his or her death, within twenty-four (24) months from the date of death (but in no event later than the Expiration Date). To the extent that the Optionee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified in this Section 8, the Option shall terminate.

         9. Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee, or by the Optionee's guardian or legal representative if the Optionee is legally incompetent; provided, that the Optionee may, however, designate persons who or which may exercise the Option following the Optionee's death. [Insert for Employees and Directors: In addition, the Optionee may transfer the Option without consideration to a member or members of the Optionee's immediate family and/or to a trust or partnership established for the benefit of an immediate family member or members. For this purpose, the term "immediate family member" means the Optionee's spouse, parents, children, stepchildren and grandchildren.]

         10. Tax Consequences. Set forth below is a brief summary, as of the date of the Option Agreement, of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         (a) Exercise of Non-Qualified Stock Option. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee or former Employee, the Company will be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         (b) Disposition of Shares. In the case of a Non-Qualified Stock Option, if the Shares are held for at least one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         11. Term of Option. The Option may be exercised no later than the Expiration Date or such earlier date as otherwise provided in this Option Agreement.

         12. Entire Agreement; Governing Law. The Plan and the Option Agreement (with the exercise Agreement, if the Option is exercised) constitute the entire agreement of the Company and the Optionee (collectively the "Parties") with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Parties. Nothing in the Plan and the Option Agreement (except as expressly provided therein or herein) is intended to confer any rights or remedies on any person other than the Parties. The Plan and the Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware, to the rights and duties of the Parties. Should any provision of the Plan or the Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         13. Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa. The term "include" or "including" does not denote or imply any limitation. The term "business day" means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas. The captions and headings used in this Option Agreement are inserted for convenience and shall not be deemed a part of the Option or this Option Agreement for construction or interpretation.

         14. Dispute Resolution. The provisions of this Section 14 shall be the exclusive means of resolving disputes of the Parties (including any other persons claiming any rights or having any obligations through the Company or the Optionee) arising out of or relating to the Plan and this Option Agreement (including the Exercise Agreement, if the Option is exercised). The Parties shall attempt in good faith to resolve any disputes arising out of or relating to the Plan and this Option Agreement (including the Exercise Agreement, if the Option is exercised) by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either Party by a written statement of the Party's position and the name and title of the individual who will represent the Party. Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Parties agree that any suit, action, or proceeding arising out of or relating to the Plan or this Option Agreement shall be brought in the United States District Court for the Southern District of Texas located in Houston, Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County, Texas) and that the Parties shall submit to the jurisdiction of such court. The Parties irrevocably waive, to the fullest extent permitted by law, any objection a Party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

         15. Notice. Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earliest of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in this Option Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 15.

                                            SEITEL, INC.


                                            By:

                                            Title:

                                            Address:


THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE OPTIONEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT OR THE PLAN SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE OPTIONEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE RIGHT OF THE OPTIONEE'S EMPLOYER TO TERMINATE OPTIONEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE OPTIONEE ACKNOWLEDGES THAT UNLESS THE OPTIONEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE OPTIONEE'S STATUS IS AT WILL.

The Optionee acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions hereof and thereof. The Optionee has reviewed this Option Agreement, the Plan, and the Exercise Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understands all provisions of this Option Agreement, the Plan and the Exercise Agreement. The Optionee hereby agrees that all disputes arising out of or relating to this Option Agreement, the Plan and the Exercise Agreement shall be resolved in accordance with Section 14 of this Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated in the Option Agreement. If the Optionee is married, the Optionee understands that his or her spouse must execute a consent in the form attached hereto as Exhibit B.


Dated:
      -----------------------------------------------
Signed:
       ----------------------------------------------

Optionee

Address:
        ---------------------------------------------

                                    EXHIBIT A

                       SEITEL, INC. 2000 STOCK OPTION PLAN

                         STOCK OPTION EXERCISE AGREEMENT


         This Exercise Agreement is made this day of , 20 between Seitel, Inc. (the "Company"), and the optionee named below ("Optionee") pursuant to the Seitel, Inc. 2000 Stock Option Plan (the "Plan"). Unless otherwise defined herein, the capitalized terms used in this Exercise Agreement shall have the meaning ascribed to them in the Plan and in the Option Agreement to which this Exercise Agreement relates.

                                    Award Number:

                                    Optionee:

                                    Social Security Number:

                                    Address:

                                    Number of Shares Purchased:

                                    Price Per Share:

                                    Aggregate Purchase Price:

                                    Date of Grant:


         Optionee hereby delivers to the Company the Aggregate Purchase Price set forth above, to the extent permitted in the Option Agreement, as follows (as applicable, check and complete):

                  in cash in the amount of $                        , receipt of
         -------                            ------------------------
                  which is acknowledged by the Company;


                  through a "same-day-sale" commitment, delivered herewith, ------- from Optionee and the NASD Dealer named therein in the
                  amount of $                                      ;
                             --------------------------------------

                  through  a  "margin"  commitment,  delivered   herewith,  from
         -------  Optionee and  the  NASD  Dealer  named  therein  in the amount
                  of $                                    .
                      ------------------------------------

The Company and Optionee hereby agree as follows:

         1. Purchase of Shares. On this date and subject to the terms and conditions of this Exercise Agreement, Optionee hereby exercises the Option granted in the Option Agreement between the Company and Optionee dated as of the Date of Grant set forth above, with respect to the Number of Shares Purchased set forth above of the Common Stock (the "Shares") at the Aggregate Purchase Price set forth above (the "Aggregate Purchase Price") equal to the Price Per Share set forth above (the "Purchase Price Per Share") multiplied by the Number of Shares Purchased set forth above. The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares.

         2. Representations of the Optionee. Optionee represents and warrants to the Company that Optionee has received, read and understood the Plan, the Option Agreement and this Exercise Agreement and agrees to abide by and be bound by their terms and conditions.

         3. Federal Restrictions on Transfer. Optionee understands that the Company is under no obligation to register any resale of the Shares and that an exemption may not be available or may not permit Optionee to resell or transfer any of the Shares in the amounts or at the times proposed by Optionee.

         4. Rights as Stockholder. Until the stock certificate evidencing the Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

         5. Tax Withholding Obligations. The Optionee agrees to satisfy all applicable federal, state and local income, employment and other tax withholding obligations and herewith delivers to the Company the amount necessary, or has made arrangements acceptable to the Company, to satisfy such obligations as provided in the Plan and the Option Agreement.

         6. Tax Consequences. Optionee understands that optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the shares. Optionee represents that Optionee has consulted with any tax consultant(s) he or she deems advisable in connection with the purchase or disposition of the shares and that Optionee is not relying on the Company for any tax advice.

         7. Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, and this Exercise Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and permitted assigns.

         8. Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa. The term "include" or "including" does not denote or imply any limitation. The captions and headings used in this Exercise Agreement are inserted for convenience and shall not be deemed a part of this Exercise Agreement for construction or interpretation.

         9. Dispute   Resolution.  The   provisions  of Section 14 of the Option
Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Agreement.

         10. Entire Agreement; Governing Law. This Exercise Agreement, with the Plan and the Option Agreement, constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Parties. Nothing in this Exercise Agreement or in the Plan or the Option Agreement (except as expressly provided herein or therein) is intended to confer any rights or remedies on any person other than the Parties. This Exercise Agreement (like the Plan and the Option Agreement) is to be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the Parties. Should any provision of the Plan, the Option Agreement, or this Exercise Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law, and the other provisions shall nevertheless remain effective and shall remain enforceable.

         11. Notice. Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in the Option Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 11.

         12. Further Instruments. Each Party agrees to execute such further instruments and to take such further action as may be necessary or reasonably appropriate to carry out the purposes and intent of this Exercise Agreement.

                        Submitted by:
                                 Accepted by:

                        OPTIONEE:
                                 -----------------------------------------------
                                 SEITEL, INC.
                                    (print name)


                                 By:
                                    --------------------------------------------
                                    (signature)
                                 Its:
                                    --------------------------------------------


                        Dated:
                              --------------------------------------------------

2000ESOP.wpd
                                    EXHIBIT B




                                CONSENT OF SPOUSE


I,                , spouse of , have read and approve the foregoing Stock Option
Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Seitel, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:             , 2000




Signature of Spouse




(Please print name)